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                        EXHIBIT 10(n)

                     MATERIAL CONTRACTS

              THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made as of the 30th day of November, 1996, by PHARMAKINETICS LABORATORIES, INC., a corporation organized and existing under the laws of the State of Maryland (the "Obligor"), and NATIONSBANK, N.A., a national banking association (formerly known as NationsBank of Virginia, N.A." and successor by merger to NationsBank, N.A., which was formerly known as "NationsBank of Maryland N.A." and successor by merger to Maryland National Bank (the "Bank")).

                           RECITALS

     A. The Obligor and the Bank entered into a Loan Agreement dated May 13, 1993 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"). The Loan Agreement provides for some of the agreements between the Obligor and the Bank with respect to the "Loans" (as defined in the Loan Agreement), including revolving credit facility in an amount not to exceed $500,000 and term facilities in an original principal amount of $2,400,000.

     B. The Obligor has requested that the Bank amend the interest rates under the Loans and amend certain other conditions and covenants under the Loan Agreement.

     C. The Bank is willing to agree to the Obligor's request on the condition, among others, that this Agreement be executed.

                          AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Obligor and the Bank agree as follows:

      1. The Obligor and the Bank agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.

      2. The Obligor and the Bank agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $0.


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      3.  The Loan Agreement is hereby amended as follows:

            (a) The section "The Revolving Loan" (which section was added in the First Amendment) is hereby amended by changing the Revolving Credit Termination Date from "November 30, 1996" to
November 30, 1997.

            (b) The section "Deposits" (which section was added in the First Amendment) is hereby amended by changing the amount from "$100,000" to "$200,000."

      4. The Obligor hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. The Obligor agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

      5. The Obligor acknowledges and warrants that the Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Obligor in connection with this Agreement and generally in connection with the Loan Agreement and the Obligations, the Obligor hereby waiving and releasing any claims to the contrary.


      6. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Obligor agrees that the Bank may rely on a telecopy of any signature of any Obligor. The Bank agrees that the Obligor may rely on a telecopy of this Agreement executed by the Bank.

IN WITNESS WHEREOF, the Obligor and the Bank have executed this Agreement under seal as of the date and year first written above.

ATTEST:                       PHARMAKINETICS LABORATORIES, INC.
/s/ Taryn L. Kunkel           By:/s/ James K. Leslie    (SEAL)
-------------------           -----------------------
                              James K. Leslie
                              President and
                              Chief Executive Officer

WITNESS:                      NATIONSBANK, N.A.
/s/ Taryn L. Kunkel           By:/s/ James W. Kirschner (SEAL)
-------------------           ---------------------------
                              Name: James W. Kirschner
                              Title: Vice President



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                     AGREEMENT OF GUARANTOR

     The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated May 13, 1993 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the foregoing Bank. In order to induce the Bank to enter into the foregoing Agreement, the undersigned
(a) consents to the transactions contemplated by, and agreements made by the Obligor under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledges and agrees that the Obligations (defined in the Loan Agreement) include, without limitation, the amendments described in the foregoing Agreement and that the Obligations are covered by the Guaranty.

     WITNESS signature and seal of the undersigned as of the date of the Agreement.

ATTEST:                            PKLB LIMITED PARTNERSHIP
                                    By: PharmaKinetics
                                        Laboratories, Inc.,
                                        General Partner
/s/ Taryn L. Kunkel                By:/s/ James K. Leslie (SEAL)
-------------------                ----------------------
                                   James K. Leslie
                                   President and
                                   Chief Executive Officer






















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